Long-Term Debt	12 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Long-Term Debt
LONG-TERM DEBT
Long-term debt consists of the following:

	September 30
	2013	2012
Unsecured note payable, with variable interest rate based on three month LIBOR (0.25% at September 30, 2013) plus 125 basis point spread, with provision for retirement on December 1, 2015	$5,000,000	$5,000,000
Unsecured senior note payable, at 7.66%, with provision for retirement of $1,600,000 each year beginning December 1, 2014 through December 1, 2018	8,000,000	8,000,000
Total long-term debt	13,000,000	13,000,000
Less current maturities	—	—
Total long-term debt	$13,000,000	$13,000,000

The above debt obligations contain various provisions, including a minimum interest charge coverage ratio, limitations on debt as a percentage of total capitalization and a provision restricting the payment of dividends, primarily based on the earnings of the Company and dividends previously paid. The Company was in compliance with these provisions at September 30, 2013 and 2012. At September 30, 2013, approximately $11,103,000 of retained earnings was available for dividends.
The $5,000,000 variable rate note also has an interest rate swap that converts the note into a fixed rate debt with a 5.79% effective interest rate. The interest rate swap matures on December 1, 2015.
The aggregate annual maturities of long-term debt for the next five years ending after September 30, 2013 are as follows:

Year Ending September 30	Maturities
2014	$—
2015	1,600,000
2016	6,600,000
2017	1,600,000
2018	1,600,000
Thereafter	1,600,000
Total	$13,000,000